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                                                                    EXHIBIT 10.1

                 AGREEMENT TO ASSIGN, RELEASE, FRANCHISE, MANAGE


         THIS AGREEMENT TO ASSIGN, RELEASE, FRANCHISE, MANAGE (this "Agreement") is entered into effective as of June 15, 2001 (the "Effective Date") by and among HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust
("HPT"), HPTMI PROPERTIES TRUST, a Maryland real estate investment trust ("HPTMI"), HPTMI HAWAII, INC., a Delaware corporation ("HPTMI Hawaii"), HPT TRS MI-135, INC., a Delaware corporation (the "New Tenant"), MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("MI"), CR14 TENANT CORPORATION, a Delaware corporation ("CR14"), CRTM17 TENANT CORPORATION, a Delaware corporation ("CRTM17" and, together with CR14, collectively, the "Initial Tenants"), COURTYARD MANAGEMENT CORPORATION, a Delaware corporation ("Courtyard"), MARRIOTT HOTEL SERVICES, INC., a Delaware corporation ("Full Service Manager"), RESIDENCE INN BY MARRIOTT, INC., a Delaware corporation ("Residence Inn"), SPRINGHILL SMC CORPORATION, a Delaware corporation ("SpringHill"), TOWNEPLACE MANAGEMENT CORPORATION, a Delaware corporation ("TownePlace"; and, together with Courtyard, Full Service Manager, Residence Inn and SpringHill, collectively, the "Managers").

                              W I T N E S S E T H:

         WHEREAS, pursuant to those certain fourteen (14) lease agreements which are further described on Exhibit A-1 attached hereto and made a part hereof (collectively, the "CR14 Leases"), HPTMI leases to CR14, and CR14 leases from HPTMI, certain properties as further described on Exhibit B-1 attached hereto and made a part hereof (the "CR14 Properties"), subject to and upon the terms and conditions set forth in the CR14 Leases; and

         WHEREAS, pursuant to those certain seventeen (17) lease agreements which are further described on Exhibit A-2 attached hereto and made a part hereof (collectively, the "CRTM 17 Leases" and, together with the CR14 Leases, as the same shall be amended pursuant to the terms hereof, collectively, the "Initial Leases"), HPTMI (as successor-in-interest to HPTMI III Properties Trust pursuant to those certain Articles of Merger which were filed on June 14, 2001) leases to CRTM17, and CRTM17 leases from HPTMI, certain properties as further described on Exhibit B-2 attached hereto and made a part hereof (the "CRTM17 Properties"; and, together with the CR14 Properties, collectively, the "Initial Properties"), subject to and upon the terms and conditions set forth in the CRTM17 Leases; and

         WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of the Effective Date, by and among Courtyard, SpringHill and TownePlace, as sellers, and HPT, as purchaser (as the same may be amended, restated, supplemented or otherwise modified from time to time as therein provided, the "Limited Service Purchase Agreement"), HPT agreed to purchase from Courtyard, SpringHill and TownePlace, and Courtyard, SpringHill and TownePlace agreed to sell to HPT, three (3) additional properties as further described on Exhibit C-1 attached hereto and made a part hereof (the "Additional Limited Service Properties"), subject to and upon the terms and conditions set forth in the Limited Service Purchase Agreement; and

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         WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of the Effective Date, by and between Marriott Kauai, Inc., a Delaware corporation ("Marriott Kauai" and, together with Courtyard, SpringHill and TownePlace, collectively, the "Sellers"), as seller, and HPT, as purchaser (as the same may be amended, restated, supplemented or otherwise modified from time to time as therein provided, the "Kauai Purchase Agreement" and, together with
the  Limited   Service   Purchase   Agreement,   collectively,   the   "Purchase
Agreements"), HPT agreed to purchase one (1) additional property as described in Exhibit C-2 attached hereto and made a part hereof (the "Kauai Property" and, together with the Additional Limited Service Properties, collectively, the "Additional Properties"), subject to and upon the terms and conditions set forth in the Kauai Purchase Agreement; and

         WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of the Effective Date, by and between HPT and HPTMI, HPT has assigned to HPTMI all of HPT's right, title and interest under the Limited Service Purchase Agreement, and HPTMI has agreed to assume all of HPT's obligations under the Limited Service Purchase Agreement, subject to and upon the terms and conditions set forth in such Assignment and Assumption Agreement; and

         WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of the Effective Date, by and between HPT and HPTMI Hawaii, HPT has assigned to HPTMI Hawaii all of HPT's right, title and interest under the Kauai Purchase Agreement, and HPTMI Hawaii has agreed to assume all of HPT's obligations under the Kauai Purchase Agreement, subject to and upon the terms and conditions set forth in such Assignment and Assumption Agreement; and

         WHEREAS, in connection with the transactions contemplated by the Purchase Agreements, HPTMI and HPTMI Hawaii have agreed to lease to the New Tenant, and the New Tenant has agreed to lease from HPTMI and HPTMI Hawaii, the Additional Properties, subject to and upon the terms and conditions hereinafter set forth; and

         WHEREAS, in connection with the transactions contemplated by the Purchase Agreements, HPTMI and the Initial Tenants have agreed to amend the Initial Leases, subject to and upon the terms and conditions set forth in this Agreement; and

         WHEREAS, in connection with the transactions contemplated by the Purchase Agreements, the Initial Tenants have agreed to assign the Initial Leases to the New Tenant, the New Tenant has agreed to accept such assignment from the Initial Tenants and HPTMI has agreed to consent to such assignment and to release the Initial Tenants from their liabilities and obligations under the Initial Leases, subject to and upon the terms and conditions set forth in this Agreement; and

         WHEREAS, in connection with the transactions contemplated by the Purchase Agreements, HPTMI, HPTMI Hawaii and the New Tenant have agreed to amend the Additional Leases and to further amend the Initial Leases, subject to and upon the terms and conditions set forth in this Agreement; and

         WHEREAS, in connection with the transactions contemplated by the Purchase Agreements, the New Tenant has agreed to engage the Managers to manage, and the Managers

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have agreed to be engaged to manage,  the Properties  that are leased by the New
Tenant, subject to and upon the terms and conditions set forth in this Agreement; and

         WHEREAS, in connection with the transactions contemplated by the Purchase Agreements, MI and the New Tenant have agreed that in the event that any of the Managers shall no longer manage a Property, such Property shall continue to be operated as a Marriott brand hotel;

         WHEREAS, in connection with the transactions contemplated the Purchase Agreements, the HPT Parties and the Marriott Parties have agreed to enter into various other agreements in order to accomplish all of the foregoing;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Purchase Agreements, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth below, in the Purchase Agreements and/or the Initial Leases, as applicable.

                  (a) "Additional Leases" shall mean those certain Lease Agreements, dated as of the Effective Date, by and between HPTMI and the New Tenant, with respect to the Additional Properties, as the same may be amended, restated, supplemented or otherwise modified from time to time as therein provided.

                  (b) "Additional Limited Service Properties" shall have the meaning ascribed thereto in the recitals to this Agreement.

                  (c) "Additional Properties" shall have the meaning ascribed thereto in the recitals to this Agreement.

                  (d) "Agreement" shall mean this Agreement to Assign, Release, Franchise and Manage, together with Exhibits A through I, as the same may be amended, restated, supplemented or otherwise modified from time to time as herein provided.

                  (e) "Agreement to Lease (Kauai)" shall mean that certain Agreement to Lease (Kauai), dated as of the Effective Date, by and between HPTMI Hawaii and MI, as the same may be amended, restated, supplemented or otherwise modified from time to time as herein provided.

                  (f) "Amendment to Initial Leases" shall mean that certain Amendment to Initial Leases, dated as of the Effective Date, by and among HPTMI and the Initial Tenants, with respect to the Initial Leases.

                  (g) "Amendment to Closing Leases" shall mean that certain Amendment to Closing Leases, substantially in the form attached hereto as Exhibit D, to be entered into by and between HPTMI and/or HPTMI Hawaii (as applicable) and Tenant with respect to the Properties which are closing on such Closing Date.

                  (h) "Apportionment Time" shall have the meaning ascribed thereto in Section 17(a) to this Agreement.

                  (i) "Assignment Agreement" shall mean an Assignment and Assumption -Agreement, substantially in the form attached hereto as Exhibit E, to be entered into by and between CR14 and/or CRTM 17 (as applicable) and the New Tenant with respect to the Initial Properties which are closing on such Closing Date.

                  (j) "CR14" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (k) "CR14 Leases" shall have the meaning ascribed thereto in the recitals to this Agreement.

                  (l) "CR14 Properties" shall have the meaning ascribed thereto in the recitals to this Agreement.

                  (m) "CRTM17" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (n) "CRTM17 Leases" shall have the meaning ascribed thereto in the recitals to this Agreement.

                  (o) "CRTM17 Properties" shall have the meaning ascribed thereto in the recitals to this Agreement.

                  (p) "Closing" shall mean the consummation of the within transactions with respect to any Property.

                  (q) "Closing Date" shall mean the date of any Closing with respect to any Property under this Agreement. Each Closing Date shall occur on the last day of an Accounting Period.

                  (r) "Courtyard" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (s) "Effective Date" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (t) "FF&E" shall have the meaning ascribed thereto in the Management Agreements.

                  (u) "First Closing Date" shall mean the first Closing Date under this Agreement, which shall also be the date hereof.

                  (v) "First Closing Initial Leases" shall mean the Initial Leases which are being assigned on the First Closing Date.

                  (w) "First Closing Initial Properties" shall mean the Initial Properties which are closing on the First Closing Date.

                  (x) "First Closing Leases" shall mean, collectively, the Additional Leases and the First Closing Initial Leases.

                  (y) "First Closing Properties" shall mean, collectively, the Additional Properties and the First Closing Initial Properties.

                  (z) "Fixed Asset Supplies" shall have the meaning ascribed thereto in the Management Agreements.

                  (aa) "Franchise Agreement" shall mean, with respect to each Property (other than the Kauai Property), a Franchise Agreement substantially identical in form and substance to the Franchise Agreements identified on Exhibit F attached hereto (as the same may be modified in accordance with the standards of the applicable hotel brand), to be entered into at or prior to the Closing for such Property, by and between MI and the New Tenant, as the same may be amended, restated, supplemented or otherwise modified from time to time as therein provided. There shall be no Franchise Agreement for the Kauai Property.

                  (bb) "HPT" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (cc) "HPT Guaranty" shall mean that certain Guaranty Agreement, dated as of the Effective Date, made by HPT for the benefit of the MI and the Managers, as the same may be amended, restated, supplemented or otherwise modified from time to time as therein provided.

                  (dd) "HPT Parties" shall mean HPT, HPTMI, HPTMI Hawaii and the New Tenant.

                  (ee) "HPTMI" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (ff) "HPTMI Hawaii" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (gg) "Holdback Agreement" shall mean that certain Holdback and Security Agreement, dated as of the Effective Date, by and among MI, the Initial Tenants, HPTMI, HPTMI Hawaii and the New Tenant, as the same may be amended, restated, supplemented or otherwise modified from time to time as therein provided.

                  (hh) "Initial Leases" shall have the meaning ascribed thereto in the recitals to this Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time as therein or herein provided.

                  (ii) "Initial Properties" shall have the meaning ascribed thereto in the recitals to this Agreement.

                  (jj) "Initial Tenants" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (kk) "Inventories" shall have the meaning ascribed thereto in the Management Agreements.

                  (ll) "Kauai Owner Agreement" shall mean that certain Owner Agreement, dated as of the Effective Date, by and among HPTMI Hawaii, the New Tenant and MI with respect to the Kauai Property, as it may be amended, restated, supplemented or otherwise modified from time to time as herein or therein provided.

                  (mm) "Kauai Property" shall have the meaning ascribed thereto in the recitals to this Agreement.

                  (nn)  "Kauai  Purchase   Agreement"  shall  have  the  meaning
         ascribed thereto in the recitals to this Agreement.

                  (oo) "Leases" shall mean, collectively, the Additional Leases and the Initial Leases.

                  (pp) "Limited Rent Guaranty" shall mean that certain Limited Rent Guaranty, dated as of the Effective Date, made by MI in favor of HPTMI, as the same may be amended, restated, supplemented or otherwise modified from time to time as therein or herein provided.

                  (qq) "MI" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (rr) "MI Guaranty" shall mean the Guaranty Agreement, dated as of the Effective Date, made by MI in favor of the New Tenant, as the same may be amended, restated, supplemented or otherwise modified from time to time as therein or herein provided.

                  (ss) "Management Agreement" shall mean, with respect to each hotel brand being operated at the Leased be modified in accordance with the standards of the applicable hotel brand), to be entered into at or prior to the Closing for the first hotel being operated as the hotel brand to which such Management Agreement pertains, by and between the New Tenant and the applicable Manager, as the same may be confirmed, amended, restated, supplemented or otherwise modified from time to time as herein or therein provided. There shall be one such Management Agreement between each Manager and the New Tenant (except that there shall be two such Management Agreements between Full Service Manager and the New Tenant, one of which shall pertain exclusively to the Kauai Property).

                  (tt) "Managers" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (uu) "Marriott Parties" shall mean MI, the Initial Tenants and the Managers.

                  (vv) "Marriott Parties' Knowledge Group" shall mean Timothy J. Grisius and the acting general manager with respect any Property.

                  (ww) "New Tenant" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (xx) "Owner Agreement" shall mean that certain Owner Agreement, dated as of the Effective Date, by and among HPTMI, the New Tenant and MI with respect to the Properties for which a Closing has occurred (other than the Kauai Property), as it may be amended, restated, supplemented or otherwise modified from time to time as herein or therein provided.

                  (yy) "Pooling Agreement" shall mean that certain Pooling Agreement, dated as of the Effective Date, by and among MI, the Managers, CR14, CRTM17, and the New Tenant, as it may be amended, restated, supplemented or otherwise modified from time to time as herein or therein provided.

                  (zz) "Property" shall mean any one of the Initial Properties or the Additional Properties.

                  (aaa) "Purchase Agreements" shall have the meaning ascribed thereto in the recitals to this Agreement, as they may be amended, restated, supplemented or otherwise modified from time to time as herein or therein provided.

                  (bbb) "Reserve" shall have the meaning ascribed thereto in the Leases.

                  (ccc) "Residence Inn" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (ddd) "Sellers" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (eee) "SpringHill" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (fff) "Termination Agreement" shall mean, with respect to each Initial Property, the Termination Agreement, substantially in the form attached hereto as Exhibit H, to be entered into at or prior to the Closing Date for such Initial Property, by and among HPTMI, MI and CR14 or CRTM17 (as applicable).

                  (ggg) "TownePlace" shall have meaning ascribed thereto in the preamble to this Agreement.

                  (hhh)  "True-up"  shall have the meaning  ascribed  thereto in
         Section 18(b) to this Agreement.

                  (iii) "Working Capital" shall have the meaning ascribed thereto in the Management Agreements.

         2. Agreement to Amend Initial Leases and Related Agreements. Subject to and upon the terms and conditions hereinafter set forth, HPTMI and the Initial Tenants each hereby agree to amend the Initial Leases in accordance with the terms and conditions of the Amendment to Initial Leases. On the First Closing Date, HPTMI and the Initial Tenants shall execute and deliver the Amendment to Initial Leases.

         3. Agreement to Assign and Related Agreements.

                  (a) Subject to and upon the terms and conditions hereinafter set forth, the Initial Tenants each hereby agree to assign all of their right, title and interest in and to each of the Initial Leases to the New Tenant, the New Tenant agrees to assume the Initial Tenants' obligations and liabilities under the Initial Leases and HPTMI hereby agrees to consent to such assignment and to release the Initial Tenants from their obligations and liabilities under the Initial Leases, in each case in accordance with the terms and conditions of this Agreement and the applicable Assignment Agreement.

                  (b) On the First Closing Date, the Initial Tenants, the New Tenant and HPTMI shall execute and deliver an Assignment Agreement with respect to the Initial Leases listed on Exhibit A-3 hereto (the "First Closing Initial Leases").

                  (c) The assignment for each of the other Initial Leases (other than the First Closing Initial Leases) shall take place on one or more subsequent Closing Dates, which subsequent Closing Dates shall be designated in writing by the Assignors to Assignee, which date shall not be less than ten (10) Business Days after the date on which the Assignors give such notice. Notwithstanding the foregoing, the parties agree that the Closing Date with respect to each Initial Lease shall occur on or before June 30, 2004. On each subsequent Closing Date, CR14 and/or CRTM17 (as applicable), the New Tenant and HPTMI shall execute and deliver an Assignment Agreement with respect to the Initial Properties which are being assigned on such subsequent Closing Date.

         4. Agreement to Lease and Related Agreements. Subject to and upon the terms and conditions hereinafter set forth, HPTMI and HPTMI Hawaii hereby agree to lease the Additional Properties to the New Tenant, and the New Tenant hereby agrees to lease the Additional Properties from HPTMI and HPTMI Hawaii, in accordance with the terms and conditions of the Additional Leases. On the First Closing Date, HPTMI or HPTMI Hawaii (as applicable), and the New Tenant shall execute and deliver an Additional Lease with respect to each Additional Property.

         5. Agreement to Amend Closing Leases and Related Agreements. Subject to and upon the terms and conditions hereinafter set forth, HPTMI, HPTMI Hawaii and the New Tenant each hereby agree to amend the Additional Leases and the Initial Leases which have been assigned to New Tenant in accordance with the terms and conditions of the Amendment to Closing Leases. On the First Closing Date, HPTMI and the New Tenant shall execute and deliver an Amendment to Closing Leases with respect to the First Closing Leases. On each subsequent Closing Date, HPTMI and the New Tenant shall execute and deliver an Amendment to Closing Leases with respect to the Initial Leases which are being assigned on such subsequent Closing Date.

         6. Agreement to Franchise and Related Agreements. Subject to and upon the terms and conditions hereinafter set forth, and to the extent that the Management Agreement for any Property is terminated, MI and the New Tenant desire that the New Tenant operate such Property (other than the Kauai Property) in accordance with the terms and conditions of a Franchise Agreement. On the First Closing Date, the New Tenant and MI shall execute and deliver a Franchise Agreement with respect to each of the First Closing Properties (except for the Kauai Property). On each subsequent Closing Date, the New Tenant and MI shall enter into a Franchise Agreement with respect to each Initial Property under each Initial Lease which is being assigned on such subsequent Closing Date.

         7. Agreement to Manage and Related Agreements. Subject to and upon the terms and conditions hereinafter set forth, the New Tenant agrees to engage each Manager to manage certain of the Properties, and each Manager agrees to be engaged to manage certain of the Properties, in accordance with the terms and conditions of the applicable Management Agreement. On the First Closing Date, the New Tenant and each applicable Manager shall enter into a Management Agreement with respect to each brand of Marriott hotel that is being operated on the First Closing Properties. On each subsequent Closing Date, the New Tenant and each applicable Manager shall enter into a Management Agreement or a confirmation of Management Agreement (as applicable) with respect to each brand of Marriott hotel that is being operated on each Initial Property then closing on such subsequent Closing Date.

         8.  Agreement  to Transfer  Liquor  Licenses.  Promptly  following  the
Closing Date for each Property, MI shall cause the liquor license for such Property to be transferred to the Manager for such Property. The Initial Tenants and the New Tenant each agree to cooperate with MI in connection with such transfers. Any expenses associated with such transfers shall be paid by the applicable Manager at its sole cost and expense and shall not be treated as a Deduction under the Management Agreements or the Pooling Agreement.

         9. Representations of HPT. The HPT Parties hereby represent and warrant that, as of the First Closing Date (which is the date hereof) and each subsequent Closing Date hereunder:

                  (a) Status and Authority of HPT. HPT is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, having all requisite power and authority to carry on its business as such business is presently being conducted and to enter into this Agreement and the other documents described in this Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby.

                  (b) Action of HPT. HPT has taken all necessary action under its charter documents to authorize the execution, delivery and performance of this Agreement and the other documents described in this Agreement to which it is a party, this Agreement, and such other documents constitute, or will upon execution constitute, the valid and binding obligations and agreements of HPT, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws of general applicability affecting the rights and remedies of creditors and moratorium laws from time to time in effect, and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding therefor might be brought.

                  (c) No Violations of Agreements by HPT. Neither HPT's execution, delivery or performance of this Agreement or the other documents described in this Agreement to which it is a party, nor HPT's compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of HPT pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument to which it may be a party or by which it or any of its properties may be bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree or any court, or any applicable order or other public regulation of any governmental commission, bureau or administrative agency.

                  (d) Status and Authority of HPTMI. HPTMI is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, having all requisite power and authority to carry on its business as such business is presently being conducted and to enter into this Agreement and the other documents described in this Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby.

                  (e) Action of HPTMI. HPTMI has taken all necessary action under its charter documents to authorize the execution, delivery and performance of this Agreement and the other documents described in this Agreement to which it is a party, this Agreement, and such other documents constitute, or will upon execution constitute, the valid and binding obligations and agreements of HPTMI, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws of general applicability affecting the rights and remedies of creditors and moratorium laws from time to time in effect, and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding therefor might be brought.

                  (f) No Violations of Agreements by HPTMI. Neither HPTMI's execution, delivery or performance of this Agreement or the other documents described in this Agreement to which it is a party, nor HPTMI's compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of HPTMI pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument to which it may be a party or by which it or any of its properties may be bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree or any court, or any applicable order or other public regulation of any governmental commission, bureau or administrative agency.

                  (g) Status and Authority of HPTMI Hawaii. HPTMI Hawaii is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. HPTMI Hawaii has all requisite power and authority under the laws of its state of formation and its respective organizational documents to enter into and perform its obligations under this Agreement and the other documents described in this Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby.

                  (h)  Action  of HPTMI  Hawaii.  HPTMI  Hawaii  has  taken  all necessary action under its charter documents to authorize the execution, delivery and performance of this Agreement and the other documents described in this Agreement to which it is a party, and this Agreement and such other documents constitute, or will upon execution constitute, the valid and binding obligation and agreement of HPTMI Hawaii, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws of general applicability affecting the rights and remedies of creditors and moratorium laws from time to time in effect, and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding therefor might be brought.

                  (i) No Violations of Agreements by HPTMI Hawaii. Neither HPTMI Hawaii's execution, delivery or performance of this Agreement or the other documents described in this Agreement to which it is a party, nor HPTMI Hawaii's compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of HPTMI Hawaii pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument to which HPTMI Hawaii may be a party or by which HPTMI Hawaii or any of its properties may be bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree or any court, or any applicable order or other public regulation of any governmental commission, bureau or administrative agency.

                  (j) Status and Authority of the New Tenant. The New Tenant is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The New Tenant has all requisite power and authority under the laws of its state of formation and its respective organizational documents to enter into and perform its obligations under this Agreement and the other documents described in this Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby.

                  (k) Action of the New Tenant. The New Tenant has taken all necessary action under its charter documents to authorize the execution, delivery and performance of this Agreement and the other documents described in this Agreement to which it is a party, and this Agreement and such other documents constitute, or will upon execution constitute, the valid and binding obligation and agreement of the New Tenant, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws of general applicability affecting the rights and remedies of creditors and moratorium laws from time to time in effect, and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding therefor might be brought.

                  (l) No Violations of Agreements by the New Tenant. Neither the New Tenant's execution, delivery or performance of this Agreement or the other documents described in this Agreement to which it is a party, nor the New Tenant's compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the New Tenant pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument to which the New Tenant may be a party or by which the New Tenant or any of its properties may be bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree or any court, or any applicable order or other public regulation of any governmental commission, bureau or administrative agency.

The HPT Parties' liability with respect to the representations and warranties set forth in this Agreement shall survive the Closing Date.

         10. Representations of the Marriott Parties. The Marriott Parties hereby represent and warrant that, as of the First Closing Date (which is the date hereof) and each subsequent Closing Date hereunder:

                  (a) Status and Authority of MI. MI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. MI has all requisite power and authority under the laws of the State of Delaware and its organizational documents to enter into and perform its obligations under this Agreement and the other documents described in this Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby. MI is duly qualified to transact business in each jurisdiction in which the nature of the business conducted or to be conducted by it requires such qualification.

                  (b) Action of MI. MI has taken all necessary action under its charter documents to authorize the execution, delivery and performance of this Agreement and the other documents described in this Agreement to which it is a party, and this Agreement and such other documents constitute, or will upon execution constitute, the valid and binding obligations and agreements of MI, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws of general applicability affecting the rights and remedies of creditors and moratorium laws from time to time in effect and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding therefor might be brought.

                  (c) No  Violations  of  Agreements.  Neither  MI's  execution, delivery or performance of this Agreement or the other documents described in this Agreement to which it is a party, nor MI's compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of MI pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument to which MI may be a party or by which MI or any of its properties may be bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree or any court, or any applicable order or other public regulation of any governmental commission, bureau or administrative agency.

                  (d) Status and Authority of the Initial Tenants. Each Initial Tenant is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Initial Tenant has all requisite power and authority under the laws of the State of Delaware and its organizational documents to enter into and perform its obligations under this Agreement and the other documents described in this Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby. Each Initial Tenant is duly qualified to transact business in each jurisdiction in which the nature of the business conducted or to be conducted by it requires such qualification.

                  (e) Action of the Initial Tenants. Each Initial Tenant has taken all necessary action under its charter documents to authorize the execution, delivery and performance of this Agreement and the other documents described in this Agreement to which it is a party, and this Agreement and such other documents constitute, or will upon execution constitute, the valid and binding obligations and agreements of each Initial Tenant, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws of general applicability affecting the rights and remedies of creditors and moratorium laws from time to time in effect and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding therefor might be brought.

                  (f) No Violations of Agreements by the Initial Tenants. Neither Initial Tenant's execution, delivery or performance of this Agreement or the other documents described in this Agreement to which it is a party, nor such Initial Tenant's compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of such Initial Tenant pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument to which such Initial Tenant may be a party or by which such Initial Tenant or any of its properties may be bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree or any court, or any applicable order or other public regulation of any governmental commission, bureau or administrative agency.

                  (g) Status and Authority of the Managers. Each Manager of a Property is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Manager has all requisite power and authority under the laws of the State of Delaware and its organizational documents to enter into and perform its obligations under this Agreement and the documents described in this Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby. Each Manager is duly qualified to transact business in each jurisdiction in which the nature of the business conducted or to be conducted by it requires such qualification.

                  (h) Action of the Managers. Each Manager has taken all necessary action under its charter documents to authorize the execution, delivery and performance of this Agreement and the other documents described in this Agreement to which it is a party, and such documents constitute, or will upon execution constitute, the valid and binding obligation and agreement of such Manager, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws of general applicability affecting the rights and remedies of creditors and moratorium laws from time to time in effect and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding therefor might be brought.

                  (i) No Violations of Agreements by Any Manager. Neither the execution, delivery or performance by any Manager of this Agreement or any of the documents described in this Agreement to which it is a party, nor the compliance by any Manager with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of such Manager pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument to which such Manager may be a party or by which such Manager or any of its properties may be bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree of any court, or any applicable order or other public regulation of any governmental commission, bureau or administrative agency.

                  (j) Representations for Additional Properties. All of the representations and warranties made by each of the sellers in the Purchase Agreements are true and correct in all respects and such representations and warranties are hereby restated and made by the Marriott Parties directly to and for the benefit of each of the HPT Parties as if more fully set forth herein.

                  (k) Representations for Initial Properties.

                           (i) Disclosure.  To the Marriott  Parties'  Knowledge
                  Group's actual knowledge, there is no fact or condition which materially and adversely affects the physical condition of any of the Initial Properties which has not been previously disclosed to HPTMI.

                           (ii) Condition of Initial Properties. Each of the Initial Properties is in good working order and repair and in substantial compliance with the Systems Standards and the requirements of the applicable Franchise Agreement and Management Agreement to be entered into by Tenant with respect to such Initial Property.

                           (iii) Employees. The Marriott Parties acknowledge that the Marriott Parties shall be responsible for payment of all wages and salaries payable to, and all vacation pay, pension and welfare benefits and other fringe benefits accrued with respect to all individuals employed at such Initial Property relating to the period prior to the Closing Date with respect to such Initial Property and the Manager with respect to such Initial Property shall be responsible for payment of all such wages, salaries and benefits relating to the period commencing on and from the Closing Date with respect to such Initial Property. At no time hereunder, upon and after the Closing Date on which the Initial Lease with respect to such Initial Property is assigned to New Tenant, shall any of the employees at such Initial Property (including any employees of any manager thereof), be or be deemed to be the employees of the HPT Parties, or be deemed to be transferred to the HPT Parties. If required, each applicable Marriott Party will comply with the notice and other requirements under the Worker Adjustment Retraining and Notification Act ("WARN Act"), the Consolidated Omnibus Budget Reconciliation Act ("COBRA") or any similar state or local legislation with respect to such employee matters, and such obligation shall survive each such Closing, notwithstanding anything to the contrary in the WARN Act. Because the HPT Parties at no time will be or be deemed to be the employer of the employees at any Initial Property, it is expressly understood and agreed that the HPT Parties are not and shall not be responsible or liable, directly or indirectly, for the payment of any benefits, severance liability, compensation, pay or other obligations, of whatever nature, due or alleged to be due to any employee at the Initial Property including employees of any manager thereof, or of such Marriott Party attributable to any time period up to, upon and after the Closing Date on which the Initial Lease with respect to such Initial Property is assigned to New Tenant. Similarly, there shall be no union agreements, pension plans, health plans, benefit plans, deferred compensation plans, bonus plans or vacation plans or similar agreements for or concerning such employees which shall be binding upon the HPT Parties.

                           (iv) FF&E, FAS and  Inventories.  Each Initial Tenant
                  has good and marketable title to the FF&E, FAS and Inventories located on or used in connection with each of the Initial Properties, and to the Marriott Parties' Knowledge Group's knowledge, such FF&E, FAS and Inventories have not been used prior to their use at such Initial Property.

                           (v) System Standards.  The FF&E, FAS, Inventories and
                  Working Capital located at or otherwise used in connection with each Initial Property (i) comply in all material respects with the System Standards and with the requirements of the applicable Franchise Agreement and the applicable

                  Management Agreement for such Initial Property and (ii) and otherwise, in the Marriott Parties' best reasonable judgment, adequate, appropriate and at levels that are at least equal to those found at other similarly situated hotels comparable to such Initial Property.

                  (l) Title to Initial Leases. Neither of the Initial Tenants has assigned all or any of portion of its right, title and interest in and to its Initial Leases to any other entity except pursuant to the terms hereof. Neither Initial Tenant has subleased or otherwise transferred or encumbered any portion of its Initial Properties to any other entity except pursuant to the terms hereof. Neither Initial Tenant has taken, nor has such Initial Tenant failed to take, any actions that could result in a lien, claim or encumbrance being placed on or filed against its Initial Leases or Initial Properties or against its right, title and interest to the Initial Leases or the Initial Properties, except for any liens, claims and encumbrances that have been previously approved by HPTMI (or its predecessor in interest) under, and in accordance with, the Initial Leases.

                  (m) No Defaults under the Initial Leases. There exists no default nor state of facts which, with the giving of notice and/or the passage of time, would constitute a default under any of the Initial Leases on the part of the Initial Tenant which is the tenant thereunder. To the knowledge of the Marriott Parties' Knowledge Group, there exists no default nor state of facts which, with the giving of notice and/or the passage of time, would constitute a default under any of the Initial Leases on the part of HPTMI.

                  (n) Ordinary Course. As of the Closing Date for each Property, Manager and the Initial Tenants shall have operated, managed and otherwise dealt with each Property then closing in its usual and customary manner in the ordinary course and in a manner which is otherwise substantially consistent with the terms of the Franchise Agreement and the Management Agreement applicable to such Property.

                  (o) Consents Required Under Management Agreements. Between the Effective Date and the Closing Date for each Initial Property (other than those Initial Properties which shall close on the First Closing
         Date), neither MI nor the applicable Manager shall have taken or approved any action affecting such Initial Property which would have required the consent of the New Tenant under the applicable Management Agreement had such Management Agreement been in effect with respect to such Initial Property, without the consent of the New Tenant (and the standard for the New Tenant's granting of such consent shall be the same standard as would have been applicable under such Management Agreement).

The Marriott Parties' liability with respect to the representations and warranties set forth in this Agreement shall survive the Closing Date.

         11. Additional Obligations of HPT Parties.

                  (a) Deliveries for the First Closing Date. Subject to the satisfaction of the conditions set forth in Section 13, on or before the First Closing Date, the HPT Parties shall cause each of the following documents to be duly executed and delivered by the relevant HPT Party which is a party thereto:

                           (i) a  Termination  Agreement  for each First Closing
                  Initial Property, duly executed by HPTMI;

                           (ii) the Amendment to Initial  Leases,  duly executed
                  by HPTMI and the New Tenant;

                           (iii) an Assignment  Agreement with respect to all of
                  the First Closing Initial Leases, duly executed by HPTMI and the New Tenant;

                           (iv) the  Additional  Leases,  duly executed by HPTMI
                  and the New Tenant;

                           (v) an  Amendment  to Closing  Leases with respect to
                  the First Closing Leases, duly executed by HPTMI, HPTMI Hawaii and the New Tenant;

                           (vi) a Memorandum of Lease with respect to each First
                  Closing Property, duly executed by HPTMI and the New Tenant and in recordable form for the applicable jurisdiction;

                           (vii) the Agreement to Lease  (Kauai),  duly executed
                  by HPTMI Hawaii;

                           (viii) the Holdback Agreement, duly executed by HPTMI
                  Hawaii and the New Tenant;

                           (ix) the Pooling Agreement,  duly executed by the New
                  Tenant;

                           (x) a Franchise  Agreement with respect to each First
                  Closing Property which is closing on the First Closing Date (other than the Kauai Property), duly executed by the New Tenant;

                           (xi) a  Management  Agreement  with  respect  to each
                  Marriott brand applicable to one or more of the First Closing Properties, duly executed by the New Tenant;

                           (xii) a Memorandum of Management Agreement with respect to each of the First Closing Properties, duly executed by the New Tenant and in recordable form for the applicable jurisdiction;

                           (xiii) the Kauai Owner  Agreement,  duly  executed by
                  HPTMI Hawaii and the New Tenant;

                           (xiv) the Owner Agreement, duly executed by HPTMI and
                  the New Tenant;

                           (xv) the HPT Guaranty, duly executed by HPT;

                           (xvi) a certificate of a duly  authorized  officer of
                  the HPT Parties confirming the continued truth and accuracy of the representations and warranties of the HPT Parties in this Agreement; and

                           (xvii) a Secretary's Certificate containing applicable resolutions evidencing the authority of the HPT Parties (as applicable) to execute and deliver the foregoing documents.

                  (b) Deliveries for Subsequent Closing Dates. Subject to the satisfaction of the conditions set forth in Section 13, on or before each subsequent Closing Date, the HPT Parties shall cause each of the following documents to be executed and delivered by the applicable HPT Party which is a party thereto:

                           (i) a  Termination  Agreement  with  respect  to each
                  Initial Property under each Initial Lease which is being assigned on such subsequent Closing Date, duly executed by HPTMI;

                           (ii) an Assignment  Agreement  with respect to all of
                  the Initial Properties under all of the Initial Leases which are being assigned on such subsequent Closing Date, duly executed by HPTMI and the New Tenant;

                           (iii) a  Memorandum  of Lease  with  respect  to each
                  Initial Property under each Initial Lease which is being assigned on such subsequent Closing Date, duly executed by HPTMI and the New Tenant and in recordable form for the applicable jurisdiction;

                           (iv) a  Franchise  Agreement  with  respect  to  each
                  Initial Property under each Initial Lease which is being assigned on such subsequent Closing Date, duly executed by the New Tenant;

                           (v) a  Management  Agreement  with  respect  to  each
                  Marriott brand applicable to the Initial Properties under the Initial Leases which are being assigned on such subsequent Closing Date (provided that a Management Agreement has not already been executed as aforesaid with respect to such Marriott brand), duly executed by the New Tenant;

                           (vi) a Memorandum of Management Agreement with respect to each Initial Property under each Initial Lease being assigned on such subsequent Closing Date, duly executed by the New Tenant and in recordable form for the applicable jurisdiction;

                           (vii) a separate  confirmation  by the applicable HPT
                  Parties  of  each  of  the  following  agreements,  each  such confirmation to be in form and substance reasonably satisfactory to the parties thereto, modifying the applicable agreement to include the Initial Properties under the Initial Leases which are being assigned on such subsequent Closing Date and confirming that (x) such agreement has not been further modified, or if modified identifying all amendments thereto, (y) such agreement is in full force and effect, and (z) to such HPT Parties' respective knowledge, no default has occurred thereunder:

                           1) the Holdback Agreement, duly executed by HPTMI and the New Tenant;

                           2) the Pooling Agreement, duly executed by the New Tenant;

                           3) the applicable Management Agreement, duly executed by the New Tenant;

                           4) the Owner Agreement, duly executed by HPTMI and the New Tenant; and

                           5)       the HPT Guaranty, duly executed by HPT;

                           (viii) a certificate of a duly authorized  officer of
                  each of the HPT Parties confirming the continued truth and accuracy of the representations and warranties of the HPT Parties in this Agreement; and

                           (ix) a Secretary's  Certificate containing applicable
                  resolutions evidencing the authority of each of the HPT Parties (as applicable) to execute and deliver the foregoing documents to which it is a party.

                  (c) Additional Deliveries for Last Closing Date. Subject to the satisfaction of the conditions set forth in Section 13, on or before the last Closing Date, the HPT Parties shall cause each of the following documents to be executed and/or delivered by the applicable HPT Party which is a party thereto (in addition to the other documents which are required to be executed and/or delivered pursuant to Section 11(b) above):

                           (i) a release of the Indemnity  Pledge  Agreement and
                  Security Agreement, dated as of April 3, 1997, made by MI to HPTMI with respect to the stock of CR14, in form and substance reasonably satisfactory to MI and HPTMI, duly executed by HPTMI;

                           (ii) a return  of that  Stock  Power  made by MI with
                  respect to the stock of CR14;

                           (iii) a return of that certain stock certificate with
                  respect to the outstanding stock in CR14;

                           (iv) a release of the Indemnity  Pledge Agreement and
                  Security Agreement, dated as of December 29, 1998, made by MI to HPTMI with respect to the stock of CRTM17, in form and substance reasonably satisfactory to MI and HPTMI, duly executed by HPTMI;

                           (v) a  return  of that  Stock  Power  made by MI with
                  respect to the stock of CRTM17; and

                           (vi) a return of that certain stock  certificate with
                  respect to the outstanding stock in CRTM17.

         12. Additional Obligations of MI and Manager.

                  (a) Deliveries for the First Closing Date. Subject to the satisfaction of the conditions set forth in Section 13, on or before the First Closing Date, the Marriott Parties shall cause each of the following documents to be duly executed and delivered by the applicable Marriott Party which is a party thereto:

                           (i) a  Termination  Agreement  with  respect  to each
                  First Closing Initial Property, duly executed by the Initial Tenant for such Initial Property;

                           (ii) the Amendment to Initial  Leases,  duly executed
                  by the Initial Tenants;

                           (iii) an Assignment  Agreement with respect to all of
                  the First Closing Initial Properties, duly executed by the Initial Tenants for such Initial Properties;

                           (iv) an Amendment  to Closing  Leases with respect to
                  the First Closing Leases, duly acknowledged by MI, the Initial Tenants and the applicable Managers;

                           (v) a Memorandum  of Lease with respect to each First
                  Closing  Initial  Property,  duly  executed by the  applicable
                  Initial Tenant and in recordable form for the applicable jurisdiction;

                           (vi) the Agreement to Lease (Kauai), duly executed by
                  Marriott;

                           (vii) the Holdback Agreement, duly executed by MI and
                  the Initial Tenants;

                           (viii) the MI Guaranty, duly executed by MI;

                           (ix) the Limited Rent Guaranty, duly executed by MI;

                           (x) the Pooling Agreement, duly executed by MI, CR14,
                  CRTM17 and each Manager;

                           (xi) a Franchise Agreement with respect to each First
                  Closing  Property  (other  than  the  Kauai  Property),   duly
                  executed by MI;

                           (xii) a  Management  Agreement  with  respect to each
                  Marriott brand applicable to the First Closing Properties, duly executed by the applicable Manager with respect to such Marriott Brand;

                           (xiii) a  Memorandum  of  Management  Agreement  with
                  respect to each First Closing Property, duly executed by the Manager for such Property and in recordable form for the applicable jurisdiction;

                           (xiv) the Owner  Agreement,  duly  executed by MI and
                  the Managers;

                           (xv) a Bill of Sale with  respect to the FF&E,  Fixed
                  Asset Supplies, Inventories and Working Capital located on or used in connection with each First Closing Initial Property under each First Closing Initial Lease, duly executed by the Manager for such Initial Property, in form and substance reasonably satisfactory to such Manager and HPTMI;

                           (xvi) a written  opinion from counsel to the Marriott
                  Parties (which may be their in-house counsel), in form and substance reasonably satisfactory to the HPT Parties, regarding the organization and authority of the Marriott Parties and such other persons as the HPT Parties may reasonably require, the enforceability of this Agreement and such other matters with respect to the transactions contemplated by this Agreement or as the HPT Parties may reasonably require.

                           (xvii) certificate of a duly authorized officer of the Marriott Parties confirming the continued truth and accuracy of the representations and warranties of each of the Marriott Parties in this Agreement; and

                           (xviii)  certified  copies of applicable  resolutions
                  and certificates of incumbency with respect to each of the Marriott Parties.

                  (b) Deliveries for Subsequent Closing Dates. Subject to the satisfaction of the conditions set forth in Section 13, on or before each subsequent Closing Date, the Marriott Parties shall cause each of the following documents to be executed and delivered by the applicable Marriott Party which is a party thereto:

                           (i) a  Termination  Agreement  with  respect  to each
                  Initial Property under each Initial Lease which is being assigned on such subsequent Closing Date, duly executed by the Initial Tenant for such Initial Property;

                           (ii) an Assignment  Agreement  with respect to all of
                  the Initial Properties under all of the Initial Leases which are being assigned on such subsequent Closing Date, duly executed by the applicable Initial Tenants;

                           (iii) a  Memorandum  of Lease  with  respect  to each
                  Initial Property under each Initial Lease which is being assigned on such subsequent Closing Date, duly executed by the applicable Initial Tenant in recordable form for the applicable jurisdiction;

                           (iv) a  Franchise  Agreement  with  respect  to  each
                  Initial Property under each Initial Lease which is being assigned on such subsequent Closing Date, duly executed by MI;

                           (v) a  Management  Agreement  with  respect  to  each
                  Marriott brand applicable to the Initial Properties under the Initial Leases which are being assigned on such subsequent Closing Date, duly executed by the applicable Manager with respect to such Marriott brand, provided that a Management Agreement has not already been executed as aforesaid with respect to such Marriott brand;

                           (vi) a Memorandum of each  Management  Agreement with
                  respect to each Initial Property under each Initial Lease which is being closed on such subsequent Closing Date, duly executed by MI and in recordable form for the applicable jurisdiction;

                           (vii) a Bill of Sale with respect to the FF&E,  Fixed
                  Asset Supplies, Inventories and Working Capital located or used in connection with each Initial Property under each Initial Lease being assigned on such subsequent Closing Date, duly executed by the Manager for such Initial Property, in form and substance reasonably satisfactory to such Manager and HPTMI;

                           (viii) a separate confirmation by the applicable Marriott Parties of each of the following agreements, each such confirmation to be in form and substance reasonably satisfactory to the parties hereto, modifying the applicable agreement to include the Initial Properties under the Initial Leases which are being assigned on such subsequent Closing Date and confirming that (x) such agreement has not been further modified, or if modified identifying all amendments thereto, (y) such agreement is in full force and effect, and
                  (z) to such MI Party's respective knowledge, no default has occurred by such MI Party (as applicable) thereunder:

                           1) the Holdback Agreement, duly executed by MI and the Initial Tenants;

                           2) the Pooling Agreement, duly executed by MI, the Initial Tenants and each Manager;

                           3) the applicable Management Agreement, duly executed by the applicable Manager with respect to each applicable Marriott brand;

                           4)       the MI Guaranty, duly executed by MI;

                           5) the Limited Rent Guaranty, duly executed by MI; and

                           6) the Owner Agreement, duly executed by MI and the Managers.

                           (ix) a written opinion from Sullivan & Worcester LLP,
                  counsel to the HPT Parties, in form and substance reasonably satisfactory to the Marriott Parties, regarding the organization and authority of the HPT Parties and any affiliates of the HPT Parties which are then a party to the
                  transactions    contemplated    by   this

                  Agreement, the enforceability of this Agreement and such other matters with respect to the transactions contemplated by this Agreement or as the Marriott Parties may reasonably require.

                           (x) a  certificate  of a duly  authorized  officer of
                  each of the Marriott Parties confirming the continued truth and accuracy of the representations and warranties of the Marriott Parties in this Agreement; and

                           (xi) certified  copies of applicable  resolutions and
                  certificates of incumbency with respect to each of the Marriott Parties.

                  (c) Additional Deliveries for Last Closing Date. Subject to the satisfaction of the conditions set forth in Section 13, on or before the last Closing Date, the HPT Parties shall cause each of the following documents to be executed and/or delivered by the applicable HPT Party which is a party thereto (in addition to the other documents which are required to be executed and/or delivered pursuant to Section 12(b) above):

                           (i) Release of Guaranty Agreement,  dated as of April
                  3, 1997, made by HPT in favor of MI and CR14, in form and substance reasonably satisfactory to HPT, MI and CR14, duly executed by MI and CR14; and

                           (ii) Release of Guaranty Agreement, dated as of December 29, 1998, made by HPT in favor of MI and CRTM17, in form and substance reasonably satisfactory to HPT, MI and CRTM17, duly executed by MI and CRTM17.

         13. Conditions Precedent.

                  (a) With respect to the Closing which shall occur on the First Closing Date, it shall be a condition precedent to each party's performance hereunder that the consummation of the transactions contemplated by the Purchase Agreements shall have occurred.

                  (b) With respect to each Closing which shall occur after the First Closing Date, it shall be a condition precedent to the HPT Parties' performance hereunder with respect to such subsequent Closing that:

                           (i) there  shall  exist no default on the part of any
                  of the Marriott Parties (after notice and the expiration of any cure periods with respect thereto) under this Agreement, the Initial Leases not previously assigned to Tenant or any other document executed in connection herewith or therewith or contemplated hereby or thereby; and

                           (ii)  all   representations  and  warranties  of  the
                  Marriott Parties contained herein shall be true and correct as of such Closing Date.

                  (c) With respect to each Closing which shall occur after the First Closing Date, it shall be a condition precedent to the Marriott Parties' performance hereunder with respect to such subsequent Closing that:

                           (i) there  shall  exist no default on the part of any
                  of the HPT Parties (after notice and the expiration of any cure periods with respect thereto) under this Agreement, the Management Agreements, the Franchise Agreements or any other document executed in connection herewith or therewith or contemplated hereby or thereby; and

                           (ii) all  representations  and  warranties of the HPT
                  Parties contained herein shall be true and correct as of such Closing Date.

         14. Guaranties.

                  (a) HPT hereby unconditionally guarantees the obligations of each of the HPT Parties to execute and deliver each and every instrument, document or agreement contemplated hereby, to which such HPT Party is to be a party, upon the satisfaction of all conditions precedent thereto as described in this Agreement, but subject to
         Section 17(a) below.

                  (b) MI hereby unconditionally guarantees the obligations of each of the Marriott Parties to execute and deliver each and every instrument, document or agreement contemplated hereby, to which such Marriott Party is to be a party, upon the satisfaction of all conditions precedent thereto as described in this Agreement, but subject to Section 17(b) below.

         15. Notices.

                  (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

                  (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall be extended automatically to the next Business Day.

                  (c) All such notices shall be addressed,

         If to any HPT Party to:

                  c/o Hospitality Properties Trust
                  400 Centre Street
                  Newton, Massachusetts  02458
                  Attn:  Mr. John G. Murray
                  [Telecopier No. (617) 969-5730]

                  with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts  02109
                  Attn:  Alexander A. Notopoulos, Jr., Esq.
                          Sander E. Ash, Esq.
                  [Telecopier No. (617) 338-2880]

         If to any Marriott Party to:

                  Marriott International, Inc.
                  10400 Fernwood Road, Dept. 52/924.11
                  Bethesda, Maryland  20817
                  Attn:  Mr. Michael E. Dearing
                  [Telecopier No. (301) 380-5067]

           with a copy to:

                  Venable, Baetjer and Howard LLP
                  1800 Mercantile Bank & Trust Building
                  Two Hopkins Plaza
                  Baltimore, Maryland  21201-2978
                  Attn:  James D. Wright, Esq.
                  [Telecopier No. (410) 244-7742]

                  (d) By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

         16. Assignment. None of the HPT Parties shall assign or transfer, directly or indirectly, its rights under this Agreement without the prior written consent of the Marriott Parties, which consent may be given or withheld in their sole discretion, except that HPTMI or the New Tenant shall have the right to assign this Agreement to any permitted transferee of any Property under any Lease. None of the Marriott Parties shall assign or transfer, directly or indirectly, its rights under this Agreement without the prior written consent of the other parties hereto. No permitted assignment of this Agreement shall release any party from liability hereunder.

         17. Default.

                  (a) Default by HPT Parties. If any HPT Party shall have made any representation or warranty herein which shall be untrue in any material respect when made or at the time of any Closing, or if any HPT Party shall fail to perform any of the covenants and agreements contained herein to be performed by it and such failure shall continue for a period of ten (10) days after notice thereof from any Marriott Party (or such additional period, not to extend beyond March 31, 2002, as may be reasonably required to cure the same), the Marriott Parties may terminate this Agreement and/or pursue any and all remedies available to them at law or in equity, including, but not limited to, a suit for specific performance or other equitable relief; provided, however, that in no event shall any HPT Party be liable for consequential damages. It is understood and agreed that, for purposes of this Section, if a default results from a false representation or warranty, such default shall be deemed cured if the events, conditions, acts or omissions giving rise to the falsehood are cured within the applicable cure period event though, as a technical matter, such representation or warranty was false as of the date actually made.

                  (b) Default by Marriott Parties. If any Marriott Party shall have made any representation or warranty herein which shall be untrue in any material respect when made or at the time of each Closing, or if any Marriott Party shall fail to perform any of the covenants and agreements contained herein to be performed by such Marriott Party and such failure continues for a period of ten (10) days after notice thereof from any HPT Party (or such additional period, not to extend beyond March 31, 2002, as may be reasonably required to cure the same), or if there shall be a default by the tenant under any Initial Lease beyond any applicable notice and cure period, the HPT Parties may terminate this Agreement and/or pursue any and all remedies available to them at law or in equity, including, but not limited to, a suit for specific performance or other equitable relief; provided, however, that in no event shall the Marriott Parties be liable for consequential damages. It is understood and agreed that, for purposes of this Section, if a default results from a false representation or warranty, such default shall be deemed cured if the events, conditions, acts or omissions giving rise to the falsehood are cured within the applicable cure period even though, as a technical matter, such representation or warranty was false as of the date actually made.

         18. Apportionments.

                  (a) At the Closing for each Property, the following adjustments and prorations shall be computed as of 12:01 a.m. (local time at the Property) on the day after the Closing Date ("Apportionment Time") for such Property. All items of revenue, cost and expense of such Property with respect to the period prior to the Apportionment Time shall be for the account of MI and the Manager of such Property. All items of revenue, cost and expense of such Property with respect to the period from and after the Apportionment Time shall be for the account of the New Tenant. All adjustments and prorations shall be on an accrual basis in accordance with generally accepted accounting principles, and otherwise in accordance with the requirements set forth in Exhibit I.

                  (b)  At  each  Closing,   a  fair  and  reasonable   estimated
         accounting of all adjustments and prorations shall be performed and agreed to by MI, the Manager for such Property, HPTMI and the New Tenant. Subsequent final adjustments and payments (the "True-up") shall be made in cash or other immediately available funds as soon as practicable after the Closing Date for such Property, based upon an accounting performed by the Manager for such Property and acceptable to HPTMI and the New Tenant. In the event the parties have not agreed with respect to the adjustments required to be made pursuant to this Section 18(b), upon application by any such party, a certified public accountant reasonably acceptable to the parties hereto shall determine any such adjustments which have not theretofore been agreed to by the parties hereto. The charges for such accountant shall be borne equally by the parties to such disputed adjustment. All adjustments to be made as a result of the final results of the True-up shall be paid to the party entitled to such adjustment within thirty (30) days after the final determination thereof.

         The provisions of this Section 18 shall survive each Closing.

         19. Survival. All representations, warranties and covenants set forth in this Agreement shall survive each Closing.

         20. Brokerage Commissions. Each of the parties hereto represents to the other parties that it dealt with no broker, finder or like agent in connection with this Agreement or the transactions contemplated hereby, and that it reasonably believes that there is no basis for any other person or entity to claim a commission or other compensation for bringing about this Agreement or the transactions contemplated hereby. The HPT Parties shall indemnify and hold harmless the Marriott Parties, and their respective successors and assigns, from and against any loss, liability or expense, including reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder or like agent, if such claim or claims are based in whole or in part on dealings with any of the HPT Parties. The Marriott Parties shall indemnify and hold harmless the HPT Parties, and their respective successors and assigns, from and against any loss, liability or expense, including reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder or like agent, if such claim or claims are based in whole or in part on dealings with any of the Marriott Parties. Nothing contained in this Section 20 shall be deemed to create any rights in any third party. The provisions of this Section 20 shall survive the Closings hereunder and any termination of this Agreement.

         21. Miscellaneous.

                  (a) Merger. CRTM17 hereby acknowledges that, in connection with the transactions contemplated under this Agreement, HPT caused HPTMI III Properties Trust to be merged with and into HPTMI.

                  (b) Amendment and Restatement of Leases. The Marriott Parties acknowledge that they have been advised by the HPT Parties that the HPT Parties intend to amend and restate the Additional Leases and the Initial Leases that have been from time to time assigned to the New Tenant pursuant to the terms hereof (and after giving effect to any amendments contemplated hereby) as a single master lease. The Marriott Parties shall not object to any such restatement provided that the terms thereof are substantially identical to the terms of such Additional Leases and Initial Leases as aforesaid.

                  (c) Confirmation of Indemnification Agreements. The Marriott Parties hereby acknowledge and agree that the consummation of the transactions contemplated by this Agreement shall not affect the rights or the obligations of the HPT Parties or the Marriott Parties as set forth in (i) that certain Indemnification Agreement, dated April 3, 1997, by Courtyard and Residence Inn for the benefit of HPTMI; (ii) that certain Indemnification Agreement, dated December 19, 1997, by Courtyard for the benefit of HPTMI; and (iii) that certain Indemnification Agreement, dated March 26, 1999, by TownePlace and CRTM17 for the benefit of HPTMI III Properties Trust.

                  (d)  Expenses.  Each party  shall bear the cost and expense of its legal counsel in connection with the consummation of this transaction. All other costs and expenses associated with the transaction contemplated hereby, including without limitation, recording fees and taxes, transfer fees, local counsel fees and other costs and expenses shall be shared by the Marriott Parties and the HPT Parties.

                  (e)  Publicity.  The parties  agree that no party shall,  with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated hereby to any third party without the consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned, except as required by law or unless such action is taken based on advice of counsel given in good faith, and except as may be reasonably necessary, on a confidential basis, to inform any rating agencies, potential sources of financing, financial analyst, or to receive legal, accounting and/or tax advice. No party shall trade in the securities of HPT or of any affiliate of HPT until a public announcement of the transactions contemplated by this Agreement has been made.

                  (f) Performance on Business Days. In the event the date on which performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall be extended automatically to the first Business Day following such date.

                  (g) Applicable Law. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Maryland applicable to contracts between residents of Maryland which are to be performed entirely within Maryland, regardless of (i) where this Agreement is executed or delivered, (ii) where any payment or other performance required by this Agreement is made or required to be made, (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues, (iv) where any action or other proceeding is instituted or pending, (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party, (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the State of Maryland, or (vii) any combination of the foregoing.

                  To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement shall be brought and prosecuted in such court or courts located in the State of Maryland as is provided by law; and the parties consent to the jurisdiction of said court or courts located in the State of Maryland and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

                  (h) Modification of Agreement. No modification or waiver of any provision of this Agreement, nor any consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties to this Agreement, and such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

                  (i) Waiver of Rights. Neither any failure nor any delay on the part of any party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any right, power or privilege.

                  (j) Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained therein or herein shall not in any way be affected or impaired thereby and this Agreement shall thereupon be reformed and construed and enforced to the maximum extent permitted by applicable law.

                  (k) Entire Agreement. This Agreement, including all annexes and exhibits hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby, including, without limitation, any letter of intent or commitment letter.

                  (l) Counterparts; Headings. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

                  (m) Binding Effect. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (n) Performance under Purchase Agreement. Each of the HPT Parties and the Marriott Parties agree to perform their respective obligations under the terms of the Purchase Agreement.

                  (o) Time of the Essence. Time is of the essence with respect to this Agreement.

                  (p) Agreement to Indemnify.

                           (i) Subject to any express provisions of this Agreement to the contrary, from and after any Closing, with respect to the applicable Property (a) the Marriott Parties shall indemnify, defend and hold harmless the HPT Parties from and against any and all obligations, claims, losses, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising out of (i) any assessment imposed upon any Property for improvements commenced prior to the Closing Date for such Property which are not otherwise reflected in the pro forma budget prepared by the Marriott Parties and delivered to the HPT Parties prior to the Closing for such Property, (ii) events, acts, or omissions of the Marriott Parties that occurred in connection with their ownership or operation of the applicable Property prior to the applicable Closing Date or obligations accruing prior to the applicable Closing Date under any contract of the Marriott Parties (except to the extent of any adjustment made in respect of such contract at Closing under this Agreement), or (iii) any claim against any of the HPT Parties for damage to property of others or injury to or death of any person or any debts or obligations of or against and arising out of any event occurring on or about or in connection with the applicable Property or any portion thereof, at any time or times prior to the applicable Closing Date and (b) the HPT Parties shall indemnify, defend and hold harmless the Marriott Parties from and against any and all obligations, claims, losses, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising out of any material breach of a representation or warranty made by any of the HPT Parties under this Agreement. The indemnity provided for in this Section 21(p) (other than the indemnity provided with respect to a breach of any representation or warranty) shall not extend to any consequential damages. Nothing set forth in this Section 21(p) shall modify or affect the liability of any party under any of the Leases or any Management Agreement.

                           (ii) Whenever any party shall learn through the filing of a claim or the commencement of a proceeding or otherwise of the existence of any liability for which any other party is or may be responsible under this Agreement, the party learning of such liability shall notify each of the other parties promptly and furnish copies of such documents
                  (and  make  originals   thereof   available)  and  such
                  other information as such party may have that may be used or useful in the defense of such claims and shall afford said other party or parties full opportunity to defend the same in the name of such party and shall generally cooperate with said other party or parties in the defense of any such claim.

                           (iii) The  provisions  of this  Section  21(p)  shall
                  survive the Closings hereunder and the termination of this Agreement.

                  (q) NONLIABILITY OF TRUSTEES. THE DECLARATIONS OF TRUST ESTABLISHING EACH OF HPT AND HPTMI, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (EACH A "DECLARATION"), ARE DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDE THAT THE NAME "HOSPITALITY PROPERTIES TRUST", AND "HPTMI PROPERTIES TRUST" (AS APPLICABLE) REFER TO THE TRUSTEES UNDER SUCH DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT OR HPTMI (AS APPLICABLE) SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT OR HPTMI (AS APPLICABLE). ALL PERSONS DEALING WITH HPT OR HPTMI (AS APPLICABLE), IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HPT OR HPTMI (AS APPLICABLE) FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         IN WITNESS WHEREOF, each of the HPT Parties and the Marriott Parties have executed this Agreement under seal as of the date above first written.

                              HPT:


                              HOSPITALITY PROPERTIES TRUST,
                              a Maryland real estate investment trust


                              By:  /s/ John G. Murray
                                 ----------------------------------------
                                   John G. Murray
                                   President


                              HPTMI:


                              HPTMI PROPERTIES TRUST,
                              a Maryland real estate investment trust


                              By:  /s/ John G. Murray
                                 ----------------------------------------
                                   John G. Murray
                                   President


                              NEW TENANT:


                              HPT TRS MI-135, INC.,
                              a Delaware corporation


                              By:  /s/ John G. Murray
                                 ----------------------------------------
                                   John G. Murray
                                   President

                              MI:


                              MARRIOTT INTERNATIONAL, INC.,
                              a Delaware corporation


                              By: /s/ Timothy J. Grisius
                                 ----------------------------------------
                                  Timothy J. Grisius
                                  Authorized Signatory


                              CR14:


                              CR14 TENANT CORPORATION,
                              a Delaware corporation


                              By: /s/ Timothy J. Grisius
                                 ----------------------------------------
                                  Timothy J. Grisius
                                  Vice President


                              CRTM17:


                              CRTM17 TENANT CORPORATION,
                              a Delaware corporation


                              By: /s/ Timothy J. Grisius
                                 ----------------------------------------
                                  Timothy J. Grisius
                                  Vice President


                              COURTYARD:


                              COURTYARD MANAGEMENT CORPORATION,
                              a Delaware corporation


                              By: /s/ Timothy J. Grisius
                                 ----------------------------------------
                                  Timothy J. Grisius
                                  Vice President

                              MARRIOTT KAUAI:


                              MARRIOTT KAUAI, INC.,
                              a Delaware corporation


                              By: /s/ Timothy J. Grisius
                                 ----------------------------------------
                                  Timothy J. Grisius
                                  Authorized Signatory


                              RESIDENCE INN:


                              RESIDENCE INN BY MARRIOTT, INC.,
                              a Delaware corporation


                              By: /s/ Timothy J. Grisius
                                 ----------------------------------------
                                  Timothy J. Grisius
                                  Vice President


                              TOWNEPLACE


                              TOWNEPLACE MANAGEMENT, INC.,
                              a Delaware corporation


                              By: /s/ Timothy J. Grisius
                                 ----------------------------------------
                                  Timothy J. Grisius
                                  Vice President


                              FULL SERVICE MANAGER:


                              MARRIOTT HOTEL SERVICES, INC.,
                              a Delaware corporation


                              By: /s/ Timothy J. Grisius
                                 ----------------------------------------
                                  Timothy J. Grisius
                                  Vice President

Exhibits

A        -        Initial Leases
B        -        Initial Properties
C        -        Additional Properties
D        -        Amendment to Closing Leases
E        -        Assignment Agreement
F        -        Franchise Agreements
G        -        Management Agreement
H        -        Termination Agreement
I        -        Pro Rations Requirements

                                   EXHIBIT A-1

                                   CR14 Leases

1. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Fresno, California - Residence Inn).

2. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Reno, Nevada - Residence Inn).

3. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Dallas, Texas - Residence Inn).

4. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Fort Worth, Texas - Residence Inn).

5. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Fort Worth, Texas - Courtyard).

6. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Houston, Texas - Courtyard).

7. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (San Antonio, Texas - Residence Inn).

8. Lease agreement dated April 25, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Birmingham, Alabama - Residence Inn).

9. Lease agreement dated April 25, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Charlottesville, Virginia - Residence Inn).

10. Lease agreement dated May 23, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Atlanta, Georgia - Residence Inn).

11. Lease agreement dated October 10, 1997 between Courtyard Management Corporation and CR14 Tenant Corporation (Allentown, Pennsylvania - Courtyard). Assigned to HPTMI Properties Trust on October 10, 1997.

12. Lease agreement dated October 10, 1997 between Residence Inn by Marriott, Inc. and CR14 Tenant Corporation (Allentown, Pennsylvania - Residence Inn). Assigned to HPTMI Properties Trust on October 10, 1997.

13. Lease agreement dated October 10, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Fairfax, Virginia - Residence Inn).

14. Lease agreement dated December 19, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Birmingham, Alabama - Courtyard).

                                   EXHIBIT A-2

                                  CRTM17 Leases


Landlord succeeded to the interest of HPTMI III Properties Trust under the leases pursuant to those certain Articles of Merger which were filed on June 14, 2001.

1. Lease agreement dated December 29, 1998 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Atlanta, Georgia - TownePlace, Norcross).

2. Lease agreement dated December 29, 1998 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (St. Louis, Missouri - MH).

3. Lease agreement dated December 29, 1998 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Nashville, Tennessee - MH).

4. Lease agreement dated December 29, 1998 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Norfolk, Virginia - TownePlace).

5.       Lease  agreement  dated January 22, 1999 between  HPTMI III  Properties
         Trust and CRTM17 Tenant Corporation (Atlanta, Georgia - TownePlace, Northlake).

6. Lease agreement dated January 22, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Richmond, Virginia - TownePlace).

7. Lease agreement dated January 22, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Virginia Beach, Virginia - TownePlace).

8. Lease agreement dated February 5, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Fairfax, Virginia - TownePlace).

9. Lease agreement dated March 26, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Raleigh, North Carolina - Residence Inn, Airport).

10. Lease agreement dated March 26, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Falls Church, Virginia - TownePlace).

11. Lease agreement dated April 16, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Charleston, South Carolina - Courtyard).

12. Lease agreement dated May 21, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Chicago, Illinois - Residence Inn).

13. Lease agreement dated May 21, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Raleigh, North Carolina - Residence Inn, Carey).

14. Lease agreement dated May 28, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Chicago, Illinois - TownePlace).

15. Lease agreement dated October 15, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Detroit, Michigan - TownePlace).

16. Lease agreement dated November 19, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Chicago, Illinois - Courtyard).

17. Lease agreement dated December 17, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Detroit, Michigan - Courtyard).

                                   EXHIBIT A-3

                          First Closing Initial Leases


1. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Fresno, California - Residence Inn).

2. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Fort Worth, Texas - Courtyard).

3. Lease agreement dated May 23, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Atlanta, Georgia - Residence Inn).

4. Lease agreement dated January 22, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Richmond, Virginia - TownePlace).

5. Lease agreement dated May 28, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Chicago, Illinois - TownePlace).

6. Lease agreement dated October 15, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Detroit, Michigan - TownePlace).

As each Lease has been amended by that certain Amendment to Initial Leases, dated as of the date hereof, by and between HPTMI Properties Trust, CR14 Tenant Corporation and CRTM17 Tenant Corporation.

                                   EXHIBIT B-1

                                 CR14 Properties


                        [see attached legal descriptions]

                                   EXHIBIT B-2

                                CRTM17 Properties


                        [see attached legal descriptions]

                                   EXHIBIT C-1

                      Additional Limited Service Properties


                        [see attached legal descriptions]


1.       Emeryville, California (Courtyard)
2.       Renton, Washington (SpringHill)
3.       Renton, Washington (TownePlace)

                                   EXHIBIT C-2

                               The Kauai Property


                        [see attached legal description]

   Schedules containing legal descriptions for the following properties appear here in the Agreement, but have been omitted:

1.       Fresno, California - Residence Inn
2.       Reno, Nevada - Residence Inn
3.       Dallas, Texas - Residence Inn
4.       Fort Worth, Texas - Residence Inn
5.       Fort Worth, Texas - Courtyard
6.       Houston, Texas - Courtyard
7.       San Antonio, Texas - Residence Inn
8.       Birmingham, Alabama - Residence Inn
9.       Charlottesville, Virginia - Residence Inn
10.      Atlanta, Georgia - Residence Inn
11.      Allentown, Pennsylvania - Courtyard
12.      Allentown, Pennsylvania - Residence Inn
13.      Fairfax, Virginia - Residence Inn
14.      Birmingham, Alabama - Courtyard
15.      Atlanta, Georgia - TownePlace, Norcross
16.      St. Louis, Missouri - MH
17.      Nashville, Tennessee - MH
18.      Norfolk, Virginia - TownePlace
19.      Atlanta, Georgia - TownePlace, Northlake
20.      Richmond, Virginia - TownePlace
21.      Virginia Beach, Virginia - TownePlace
22.      Fairfax, Virginia - TownePlace
23.      Raleigh, North Carolina - Residence Inn, Airport
24.      Falls Church, Virginia - TownePlace
25.      Charleston, South Carolina - Courtyard
26.      Chicago, Illinois - Residence Inn
27.      Raleigh, North Carolina - Residence Inn, Carey
28.      Chicago, Illinois - TownePlace
29.      Detroit, Michigan - TownePlace
30.      Chicago, Illinois - Courtyard
31.      Detroit, Michigan - Courtyard
32.      Emeryville, California - Courtyard
33.      Renton, Washington - SpringHill
34.      Renton, Washington - TownePlace
35.      Kauai, Hawaii - Marriott Kauai Resort

                                    EXHIBIT D

                           Amendment to Closing Leases


                                 [see attached]

                          AMENDMENT TO CLOSING LEASES

         THIS AMENDMENT TO CLOSING LEASES (this "Amendment") is made as of the ___ day of June, 2001 by and among HPTMI PROPERTIES TRUST, a Maryland real estate investment trust ("HPTMI"), HPTMI HAWAII, INC., a Delaware corporation ("HPTMI Hawaii" and, together with HPTMI, collectively, the "Landlords") and HPT TRS MI-135, INC., a Delaware corporation ("Tenant").

                              W I T N E S S E T H :

         WHEREAS, pursuant to that certain Agreement to Assign, Release, Franchise and Manage, dated as of the date hereof (as it may be amended from time to time, the "Agreement to Assign"), among CR14 Tenant Corporation ("CR14"), CRTM17 Tenant Corporation ("CRTM17" and, together with CR14, collectively, the "Assignors"), Tenant and the Landlords, among others, the Assignors have agreed to assign to Tenant, and Tenant has agreed to assume from the Assignors, all of the Assignors' right, title and interest in and to the Lease Agreements described on Exhibit A attached hereto and made a part hereof (the "Initial Leases");

         WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of the date hereof, among CR14, CRTM17, Tenant and HPTMI, the Assignors have assigned to Tenant, and Tenant has assumed from the Assignors, all of the Assignors' right, title and interest in and to those certain Lease Agreements described on Exhibit B attached hereto and made a part hereof (as they may be amended from time to time, collectively, the "First Closing Initial Leases");

         WHEREAS, pursuant to that certain Holdback Agreement, dated as of the date hereof (as it may be amended from time to time, the "Holdback Agreement"), among Marriott International Inc., a Delaware corporation ("Marriott"), the Assignors and Tenant, the parties thereto arranged for the transfer of the Old Security Deposits (as defined in the Holdback Agreement) to Tenant;

         WHEREAS, pursuant to those certain Lease Agreements described on Exhibit C hereto (as they may be amended from time to time, collectively, the "Additional Leases" and, together with the Initial Leases, collectively, the "Leases"), the Landlords have leased to Tenant, and Tenant has leased from the Landlords, certain properties as more particularly described in such Additional Leases;

         WHEREAS, pursuant to those certain Franchise Agreements described on Exhibit D hereto (as they may be amended from time to time, collectively, the "Franchise Agreements"), Tenant and Marriott have arranged for the properties being leased by Tenant pursuant to the First Closing Initial Leases and the Additional Leases (collectively, the "First Closing Leases") to be operated as various Marriott brand hotels;

         WHEREAS, pursuant to those certain Management Agreements described on Exhibit E hereto (as they may be amended from time to time, collectively, the "Management Agreements"), Tenant has agreed to engage various managers to manage, and such managers have agreed to be engaged to manage, those properties being leased by Tenant pursuant to the First Closing Leases;

         WHEREAS, pursuant to the terms of that certain Guaranty, dated as of the date hereof (as the same may be amended from time to time, the "Guaranty") by Marriott, Marriott has guaranteed to Tenant the payment of certain sums due to Tenant under the Management Agreements; and

         WHEREAS, pursuant to that certain Pooling Agreement, dated as of the date hereof (as the same may be amended from time to time, the "Pooling
Agreement"), by and among Marriott, each of the mangers under the Management Agreements and Tenant, among others, the parties thereto have agreed to pool certain revenues and costs which are subject to the Leases;

         WHEREAS, Landlord and Tenant desire to amend the First Closing Leases as hereinafter provided in order to reflect all of the foregoing.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Leases or in the Agreement to Assign, as applicable (except as otherwise indicated herein).

         2. The term "Collective Leased Properties" as used in each of the First Closing Leases shall mean, collectively, the Leased Property under each of the First Closing Leases and the Initial Leases, but only to the extent that such Initial Leases have been assigned to Tenant. Provided, however, that for purposes of Sections 5.1.2, 15.2(c) and 20.1 of the Additional Leases, the term "Collective Leased Properties" shall mean all of the Leased Properties under all of the Leases.

         3. The term "Incidental Documents" as used in each of the First Closing Initial Leases shall mean, collectively, the Agreement to Assign, the applicable Franchise Agreement, the applicable Management Agreement, the Owner Agreement, the Guaranty, the Holdback Agreement and the Pooling Agreement.

         4. The term "Other Leases" as used in each of the First Closing Leases shall mean any of the other Additional Leases and Initial Leases, but only to the extent that such Initial Leases have been assigned to Tenant. Provided, however, that for purposes of Section 5.1.2 of the First Closing Leases, the term "Other Leases" as used in each of the First Closing Leases shall mean all of the other Leases.

         5. Section 2.3 of each of the First Closing Leases is deleted in its entirety and replaced with the following:

                  2.3 Fixed Term. The initial term of this Agreement (the "Fixed Term") shall commence on the Commencement Date and shall expire on the last day of the Fiscal Year 2019.

         6. The first paragraph of Section 2.4 of each of the First Closing Leases is deleted in its entirety and replaced with the following:

                  2.4 Extended Term. Provided that no Event of Default shall have occurred and be continuing, the Term shall be automatically extended for two (2) consecutive renewal terms of fifteen (15) years each (collectively, the "Extended Terms"), unless Tenant shall give Landlord Notice, in Tenant's sole and absolute discretion, not later than two (2) years prior to the scheduled expiration of the then current Term of this Agreement (Fixed or Extended, as the case may be), that Tenant elects not so to extend the term of this Agreement (and time shall be of the essence with respect to the giving of such Notice).

         7. Notwithstanding anything contained in Section 6 of this Agreement to the contrary, the first paragraph of Section 2.4 of the First Closing Leases for the Leased Properties located in California is deleted in its entirety and replaced with the following:

         2.4 Extended Term. Provided that no Event of Default shall have occurred and be continuing, the Term shall be automatically extended for one (1) consecutive renewal term of fifteen (15) years (the "Extended Term"), unless Tenant shall give Landlord Notice, in Tenant's sole and absolute discretion, not later than two (2) years prior to the scheduled expiration of the Fixed Term of this Agreement, that Tenant elects not so to extend the term of this Agreement (and time shall be of the essence with respect to the giving of such Notice).

         8. Notwithstanding anything contained in Section 3.1.2 of the First Closing Leases, so long as the applicable Management Agreement or the Pooling Agreement is in effect with respect to the Leased Property demised under such First Closing Lease, Tenant shall pay Additional Rent to Landlord promptly upon Tenant's receipt of its payment of Tenant's Second Priority (as defined in the applicable Management Agreement) or Aggregate Tenant's Second Priority (as defined in the Pooling Agreement).

         9. A new Section 3.1.4 is added to each of the First Closing Leases, as follows:

                  3.1.4 Periodic Adjustments to Minimum Rent and Additional Rent. Commencing on July 31, 2005 and on every fifth anniversary thereof throughout the Term (each such date being a "Rent Adjustment Date"), the Minimum Rent and Additional Rent shall be adjusted to the fair market fixed rent and percentage rent, respectively, for the Leased Property for the five-year period commencing on such Rent Adjustment Date. If Landlord and Tenant fail to agree upon such fair market rents by the applicable Rent Adjustment Date, then, at any time after such Rent Adjustment Date, the Minimum Rent and Additional Rent for the five-year period commencing on such Rent Adjustment Date shall be finally determined by arbitration in accordance with Section 19.2. If the Minimum Rent or Additional Rent for any such five-year period is not determined prior to any Rent Adjustment Date as aforesaid, Tenant shall continue to pay Minimum Rent and Additional Rent at their then-current rates and Landlord and Tenant shall make appropriate "true up" adjustments promptly after the Minimum Rent and Additional Rent are finally determined in accordance with such arbitration as aforesaid.

         10. Notwithstanding the terms of Section 3.2 of each of the First Closing Leases, no late charge shall be due from Tenant if Tenant shall fail to pay Minimum Rent or Additional Rent when due, provided that Aggregate Gross Revenues (as defined in the Pooling Agreement) and/or Gross Revenues (as defined in the applicable Management Agreement) are applied in accordance with the terms of the Pooling Agreement or such Management Agreement.

         11. Section 3.5 of each of the First Closing Leases is deleted in its entirety and replaced with the following:

                  3.5 Security for Tenant's Performance. As additional security for the performance of Tenant's obligations under this Agreement, Tenant hereby grants to Landlord a lien upon and a security interest in, all of Tenant's right, title and interest in, to and under the following, whether now existing or hereafter acquired, created or arising (the "Collateral"): the Guaranty, the Holdback Agreement, the Management Agreement and the Pooling Agreement, as the same may be amended or otherwise modified from time to time, including, without limitation (i) all rights of Tenant to receive moneys due and to become due under or pursuant to any of the foregoing, (ii) claims of Tenant for damages arising out of or for breach of or default under any of the foregoing, (iii) the right of Tenant to exercise any rights and remedies under the foregoing, and (iv) to the extent not included in the foregoing, all proceeds of any and all of the foregoing. Tenant shall execute, acknowledge and deliver to Landlord financing statements and any other documents submitted to Tenant in form reasonably acceptable to Tenant evidencing or establishing such liens and security interests. In addition to and without limiting the foregoing, Tenant shall deliver original counterparts of any of the foregoing documents to Landlord promptly upon Landlord's request therefor to be held by Landlord as security in accordance with the terms of this Section.

         12. Section 5.1.2(f) of each of the Additional Leases is hereby deleted. It is understood and agreed that the Reserves under all of the Leases shall be maintained and used on a consolidated basis such that all funds in such Reserves shall be deposited in a single account and Assignors and TRS may apply any funds therein to any of the Initial Properties or the Additional Properties under the terms of Initial Leases and the Additional Leases as they shall mutually agree, subject to the terms of any applicable Management Agreement and the Pooling Agreement.

         13. In addition to the other circumstances specified in Section 12.1 of the First Closing Leases, if (a) either Assignor or any Affiliated Person as to such Assignor shall fail to observe any of the terms, covenants or conditions to be observed or performed by it under the Agreement to Assign, the Initial Leases (to the extent that the same have not been assigned to Tenant pursuant to the Agreement to Assign), the Guaranty, the Holdback Agreement, the applicable Franchise Agreement, the applicable Management Agreement, the applicable Owner Agreement or the Pooling Agreement beyond any applicable notice or grace period provided for thereunder, then, in either case, the same shall constitute an Event of Default under the First Closing Leases entitling Landlord to exercise all of the rights and remedies reserved or otherwise available to Landlord in the instance of any of the Events of Default specified therein.

         14. Section 12.2 of each of the First Closing Initial Leases is amended to delete the proviso at the end of the first sentence of the second paragraph thereof.

         15. Section 12.6 of each of the First Closing Initial Leases is deleted. Notwithstanding any term or provision to the contrary in the First Closing Initial Leases or herein, in the event that the First Closing Initial Leases are terminated pursuant to Section 12.1 or 12.2 thereof, Landlord shall apply the Retained Funds in accordance with the terms and conditions of the Holdback Agreement.

         16. Section 15.2 of each of the First Closing Initial Leases is deleted. Any transfer of a Leased Property permitted by Section 15.1 of a Lease shall be subject to the prior or simultaneous satisfaction of the following conditions:

                  (a) The Retained Funds with respect to the Leased Property shall be applied in accordance with the terms and conditions of the Holdback Agreement;

                  (b) The term "Other Leases" set forth in the Lease for such Leased Property shall be amended to eliminate any references to any of the Leases that are not simultaneously transferred to the successor to Landlord under such Lease, and the reference to "Other Leases" set forth in the other Leases not so simultaneously transferred shall no longer include the Lease for such Leased Property;

                  (c) If Landlord's interest under a Lease shall be transferred other than in connection with a transfer of Landlord's interest under all of the Leases to the same transferee, a portion of the then current balance in the Reserve shall be allocated to the Leased Property under such Lease, as reasonably determined by Manager based on Manager's reasonable and good faith estimate as to such Leased Property's projected requirements for Reserve fundings relative to the projected requirements for Reserve fundings for the other Leased Properties under the Leases;

                  (d) Any transferee of Landlord pursuant to Article 15 of a Lease shall expressly assume in writing the obligations of Landlord under such Lease; and

                  (e) Any overpayments of Additional Rent held by Landlord shall be refunded to Tenant prior to such transfer.

         17. The second (2nd) paragraph Section 16.1 of each of the First Closing Initial Leases is deleted.

         18. Clause (b) of Section 16.3 of each of the First Closing Initial Leases is deleted.

         19. Section 16.5 of each of the First Closing Initial Leases is deleted

         20. Section 21.5 of each of the First Closing Initial Leases is deleted.

         21. Section 21.6 of each of the First Closing Initial Leases is deleted.

         22. Section 21.7 of each of the First Closing Initial Leases is deleted.

         23. Section 22.10 of each of the First Closing Initial Leases is amended so that the notice address for Tenant thereunder shall be as follows:

                    c/o Hospitality Properties Trust
                    400 Centre Street
                    Newton, Massachusetts  02458
                    Attn:  Mr. John G. Murray
                    [Telecopier No. (617) 969-5730]

           with a copy to:

                    Sullivan & Worcester LLP
                    One Post Office Square
                    Boston, Massachusetts  02109
                    Attn:  Sander E. Ash, Esq.
                    [Telecopier No. (617) 338-2880]

         24. With respect to the First Closing Initial Leases, Landlord and Tenant acknowledge that Marriott is no longer the "Guarantor" thereunder and all references to "Guarantor" as such are hereby deleted. Nothing contained in this
Section 24 shall be deemed to limit or otherwise modify Marriott's obligations under the Holdback Agreement or the Guaranty.

         25. Tenant shall not terminate, amend or modify the Agreement to Assign, the Guaranty, the Holdback Agreement, the applicable Franchise Agreement, the applicable Management Agreement or the Pooling Agreement without the prior written consent of Landlord.

         26. The parties hereto do hereby agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further agreements and assurances as either of the parties hereto may reasonably require to consummate the transactions contemplated hereunder.

         27. This Amendment shall be binding upon and inure to the benefit of each party and its successors and assigns permitted under the applicable provisions of the First Closing Leases.

         28. Except as amended hereby, the First Closing Leases are unmodified, are in full force and effect and are hereby ratified and confirmed. Any reference on any future correspondence, document or instrument to any First Closing Lease shall be deemed to refer to such First Closing Lease as amended hereby unless the context otherwise requires.

         29. HPTMI HEREBY NOTIFIES THE OTHER PARTIES HERETO THAT THE DECLARATION OF TRUST OF HPTMI PROPERTIES TRUST PROVIDES, AND THE OTHER PARTIES HERETO AGREE, THAT NO TRUSTEE, OFFICER, DIRECTOR, GENERAL OR LIMITED PARTNER, MEMBER, SHAREHOLDER, BENEFICIARY, EMPLOYEE OR AGENT (INCLUDING ANY PERSON OR ENTITY FROM TIME TO TIME ENGAGED TO SUPERVISE AND/OR MANAGE THE OPERATION OF HPTMI) OF HPTMI SHALL BE HELD TO ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY DEBT, CLAIM, DEMAND, JUDGMENT, DECREE, LIABILITY OR OBLIGATION OF ANY KIND (IN TORT, CONTRACT OR OTHERWISE) OF, AGAINST OR WITH RESPECT TO HPTMI OR ARISING OUT OF ANY ACTION TAKEN OR OMITTED FOR OR ON BEHALF OF HPTMI.

         IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above written.

                              HPTMI PROPERTIES TRUST,
                              a Maryland real estate investment trust


                              By:
                                 ----------------------------------------------
                                   John G. Murray
                                   President


                              HPTMI HAWAII, INC.,
                              a Delaware corporation


                              By:
                                 ----------------------------------------------
                                   John G. Murray
                                   President


                              HPT TRS MI-135, INC.,
                              a Delaware corporation


                              By:
                                 ----------------------------------------------
                                   John G. Murray
                                   Vice President





By its execution hereof, the undersigned evidences its consent to the foregoing, including, without limitation, the collateral assignment of Tenant's right, title and interest in and to the Guaranty and the Holdback Agreement.


                              MARRIOTT INTERNATIONAL, INC.,
                              a Delaware corporation



                              By:
                                 ----------------------------------------------
                                   Timothy J. Grisius
                                   Authorized Signatory

By their execution hereof, each of the undersigned managers under the Management Agreements applicable to the First Closing Leases evidences its consent to the foregoing.
                              COURTYARD MANAGEMENT CORPORATION


                              By:
                                 ---------------------------------------------
                                  Timothy J. Grisius
                                  Vice President


                              SPRINGHILL SMC CORPORATION


                              By:
                                 ---------------------------------------------
                                  Timothy J. Grisius
                                  Vice President


                              SPRINGHILL SMC CORPORATION


                              By:
                                 ---------------------------------------------
                                  Timothy J. Grisius
                                  Vice President

                                    EXHIBIT E

                              Assignment Agreement


                                 [see attached]

                                 ASSIGNMENT AND
                         ASSUMPTION OF LEASE AGREEMENTS


         THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENTS (this "Assignment") is made as of the ____ day of June, 2001 by and among CR14 TENANT CORPORATION, a Delaware corporation ("CR14"), CRTM17 TENANT CORPORATION, a Delaware corporation ("CRTM17" and, together with CR14, collectively, the "Assignors"), HPT TRS MI-135, INC., a Delaware corporation ("Assignee"), and HPTMI PROPERTIES TRUST, a Maryland real estate investment trust ("Landlord").

                              W I T N E S S E T H :

         WHEREAS, the Assignors, Assignee and Landlord, among others, entered into that certain Agreement to Assign, Release, Franchise and Manage, dated as of the date hereof (the "Agreement to Assign"), pursuant to which, inter alia, the Assignors agreed to assign, and Assignee agreed to assume, the Lease Agreements described on Schedule A attached hereto and made a part hereof (collectively, as the same may be amended, modified or further assigned, the "Leases"); and

         WHEREAS, this Agreement is being delivered pursuant to the Agreement to Assign.

         NOW, THEREFORE, in accordance with the Agreement to Assign and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Assignors do hereby irrevocably transfer and assign to Assignee all of the right, title and interest of the Assignors in, to and under the Leases, including, without limitation, any right, title or interest of the Assignors in, to and under the Reserves (as such term is defined in the Leases). Subject to the terms of the Agreement to Assign, including, without limitation,
Section 18 thereof, Assignee hereby assumes and agrees to pay, perform and discharge when due all of the liabilities, obligations and duties of the Assignors under the Leases arising after date hereof. Landlord hereby consents to the assignment of the Leases to Assignee and releases the Assignors from all of the liabilities, obligations and duties of the Assignors under the Leases arising after the date hereof and from any other liabilities, obligations and duties that have been assumed by Assignor pursuant to the Agreement to Assign, including, without limitation, Section 18 thereof.

         2. The parties hereto do hereby agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further agreements and assurances as either of the parties hereto may reasonably require to consummate the transactions contemplated hereunder.

         3. This Agreement is entered pursuant and subject to the terms of the Agreement to Assign, and in the event of a conflict between the terms hereof and thereof, the terms of the Agreement to Assign shall prevail.

         IN WITNESS WHEREOF, each party has caused this Assignment to be duly executed and delivered in its name and on its behalf, as of the date first above written.

                              ASSIGNORS:

                              CR14 TENANT CORPORATION,
                              a Delaware corporation


                              By:
                                 ---------------------------------------------
                                  Timothy Grisius
                                  Vice President


                              CRTM17 TENANT CORPORATION,
                              a Delaware corporation


                              By:
                                 ---------------------------------------------
                                  Timothy Grisius
                                  Vice President

                              ASSIGNEE:

                              HPT TRS MI-135, INC.,
                              a Delaware corporation


                              By:
                                 ---------------------------------------------
                                  John G. Murray
                                  Vice President


                              LANDLORD:

                              HPTMI PROPERTIES TRUST,
                              a Maryland real estate investment trust


                              By:
                                 ---------------------------------------------
                                  John G. Murray
                                  President

                                    EXHIBIT A

                                   The Leases


                              [See attached copy.]

                                    EXHIBIT F

                              Franchise Agreements

1. Franchise Agreement, dated as of June 15, 2001, by and between Marriott International, Inc. and HPT TRS MI-135, INC. (Emeryville, California - Courtyard).

2. Franchise Agreement, dated as of June 15, 2001, by and between Marriott International, Inc. and HPT TRS MI-135, INC. (Renton, Washington - SpringHill).

3. Franchise Agreement, dated as of June 15, 2001, by and between Marriott International, Inc. and HPT TRS MI-135, INC. (Renton, Washington - TownePlace).

4. Franchise Agreement, dated as of June 15, 2001, by and between Marriott International, Inc. and HPT TRS MI-135, INC. (Richmond, Virginia - TownePlace).

5. Franchise Agreement, dated as of June 15, 2001, by and between Marriott International, Inc. and HPT TRS MI-135, INC. (Chicago, Illinois - TownePlace).

6. Franchise Agreement, dated as of June 15, 2001, by and between Marriott International, Inc. and HPT TRS MI-135, INC. (Detroit, Michigan - TownePlace).

7. Franchise Agreement, dated as of June 15, 2001, by and between Marriott International, Inc. and HPT TRS
         MI-135, INC. (Fresno, California - Residence Inn).

8. Franchise Agreement, dated as of June 15, 2001, by and between Marriott International, Inc. and HPT TRS MI-135, INC. (Fort Worth, Texas - Courtyard).

9. Franchise Agreement, dated as of June 15, 2001, by and between Marriott International, Inc. and HPT TRS MI-135, INC. (Atlanta, Georgia - Residence Inn).

                                    EXHIBIT G


                              Management Agreement


      [This document has been separately filed as Exhibit 10.2 to the 8-K]

                                    EXHIBIT H


                              Termination Agreement


                                 [see attached]

                                                               Detroit/Novi, MI
                                                                     TownePlace

                              TERMINATION AGREEMENT


         THIS TERMINATION AGREEMENT (this "Agreement") is made and entered into as of this 15th day of June, 2001 (the "Effective Date"), by and among HPTMI PROPERTIES TRUST, a Maryland real estate investment trust ("HPTMI"), MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("Marriott"), and CRTM17 TENANT CORPORATION, a Delaware corporation ("CRTM17").

                               W I T N E S S E T H

         WHEREAS, HPTMI III Properties Trust, a Maryland real estate investment trust ("HPTMI III"), and CRTM17 entered into that certain Lease Agreement, dated as of October 15, 1999 (the "Lease"), pursuant to which HPTMI III leased to CRTM17, and CRTM17 leases from HPTMI III, certain Leased Property (this and other capitalized terms used and not defined herein shall have the meanings given such term in the Lease), including, without limitation, a hotel and certain related improvements located on the real property described on Exhibit A attached hereto and made a part hereof, all in accordance with the terms of such Lease; and

         WHEREAS, Marriott and CRTM17 entered into that certain Franchise Agreement, dated as of October, 1999 (the "Franchise Agreement"), pursuant to which Marriott granted to CRTM17 a franchise to operate, and CRTM17 agreed to operate, a TownePlace Suites by Marriott hotel on the Leased Property, all in accordance with the terms of such Franchise Agreement; and

         WHEREAS, Marriott, CRTM17 and HPTMI III entered into that certain Owner Agreement, dated as of October 15, 1999 (the "Owner Agreement"), pursuant to which HPTMI III, Marriott and CRTM17 agreed that the Leased Property would continue to be operated as a TownePlace Suites by Marriott hotel following a default by CRTM17 under either the Lease or the Franchise Agreement; all in accordance with the terms of such Owner Agreement; and

         WHEREAS, HPTMI has succeeded to the interests of HPTMI III under the Lease, the Franchise Agreement and the Owner Agreement, pursuant to the merger of HPTMI III with and into HPTMI, dated as of June 14, 2001; and

         WHEREAS, CRTM17 and HPT TRS MI-135, INC. ("TRS") are entering into an Assignment and Assumption Agreement, dated as of the Effective Date, pursuant to which CRTM17 will assign to TRS, and TRS will assume from CRTM17, all of CRTM17's right, title and interest in and to the Lease; and

         WHEREAS, the current terms of the Franchise Agreement and the Owner Agreement are scheduled to expire on the last day of the last Accounting Period of Fiscal Year 2013; and

         WHEREAS, in connection with the aforesaid assignment, HPTMI, Marriott and CRTM17 desire to terminate the terms of the Franchise Agreement and the Owner Agreement as of the Effective Date;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, HPTMI, Marriott and CRTM17 hereby agree as follows:

         1. Effective as of the Effective Date, the terms of the Franchise Agreement and the Owner Agreement shall be terminated as if the Effective Date were the date on which the terms of the Franchise Agreement and the Owner Agreement were originally scheduled to expire.

         2. CRTM17 represents that (i) it has not transferred or assigned any portion of its interest under the Franchise Agreement or the Owner Agreement such that any such transfer or assignment would be in effect as of the Effective Date and (ii) it has received all consents and approvals required for it to enter into this Agreement.

         3. Marriott represents that (i) it has not transferred or assigned any portion of its interest under the Franchise Agreement or the Owner Agreement such that any such transfer or assignment would be in effect as of the Effective Date and (ii) it has received all consents and approvals required for it to enter into this Agreement.

         4. HPTMI represents that (i) it has not transferred or assigned any portion of its interest under the Owner Agreement such that any such transfer or assignment would be in effect as of the Effective Date and (ii) it has received all consents and approvals required for it to enter into this Agreement.

         5. IN ADDITION TO ALL OTHER LIMITATIONS CONTAINED IN THE LEASE AND THE OWNER AGREEMENT, HPTMI HEREBY NOTIFIES MARRIOTT AND CRTM17 THAT THE DECLARATION OF TRUST OF HPTMI PROVIDES AND MARRIOTT AND CRTM17 HEREBY AGREE, THAT NO TRUSTEE, OFFICER, DIRECTOR, GENERAL OR LIMITED PARTNER, MEMBER, SHAREHOLDER, BENEFICIARY, EMPLOYEE OR AGENT (INCLUDING ANY PERSON OR ENTITY FROM TIME TO TIME ENGAGED TO SUPERVISE AND OR MANAGE THE OPERATION OF HPTMI) OF HPTMI SHALL BE HELD TO ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY DEBT, CLAIM, DEMAND, JUDGMENT, DECREE, LIABILITY OR OBLIGATION OF ANY KIND (IN TORT, CONTRACT OR OTHERWISE) OF, AGAINST OR WITH RESPECT TO HPTMI OR ARISING OUT OF ANY ACTION TAKEN OR OMITTED FOR OR ON BEHALF OF HPTMI.

         IN WITNESS WHEREOF, HPTMI, Marriott and CRTM17 have caused this Agreement to be duly executed, as a sealed instrument, as of the date first above written.

                              HPTMI:

                              HPTMI PROPERTIES TRUST,
                              a Maryland real estate investment trust

                              By:
                                 ---------------------------------------------
                                   John G. Murray
                                   President


                              MARRIOTT:

                              MARRIOTT INTERNATIONAL, INC.,
                              a Delaware corporation

                              By:
                                 ---------------------------------------------
                                   Timothy J. Grisius
                                   Authorized Signatory


                              CRTM17:

                              CRTM17 TENANT CORPORATION,
                              a Delaware corporation

                              By:
                                 ---------------------------------------------
                                   Timothy J. Grisius
                                   Vice President

                                    EXHIBIT A

                       Legal Description of Real Property


                              [See attached copy.]

                                    EXHIBIT I

                            Pro Rations Requirements

                                 [see attached]

                                 Apportionments

         All apportionments pursuant Section 18(a) of the Agreement to Lease and Manage shall be based upon the total revenues and expenses for the Accounting Period in which the Closing Date occurs.

         In the case of the Closing which is occurring on the First Closing Date (which is the last day of the current Accounting Period with respect to all of the First Closing Properties except for the Kauai Property), all such revenues and expenses related to all of the First Closing Properties except Kauai shall be allocated 100% to MI and the applicable Managers (for the four weeks in the current Accounting Period with respect to such Properties through the Closing
Date). Thereafter, starting with the first day of the next Accounting Period, all such revenues and expenses related to such Properties shall be allocated 100% to the New Tenant.

         With respect to the Kauai Property, all such revenues and expenses shall be allocated 50% to MI and the applicable Manager (for the first fifteen days of the current Accounting Period for the Kauai Property through the First Closing Date) and 50% to the New Tenant (for the final fifteen days of such Accounting Period following the First Closing Date).

         Any amounts payable by the New Tenant pursuant to such apportionment shall be handled pursuant to the Pooling Agreement.